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                                                                  EXHIBIT 10.6.1

                        FIRST AMENDMENT TO OFFICE LEASE
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                    W9/WLA REAL ESTATE LIMITED PARTNERSHIP
                     c/o Legacy Partners Commercial, Inc.
                      4041 MacArthur Boulevard, Suite 175
                         Newport Beach, California 92660
                            Date: September 4, 1998

Edutrek International, Inc.
3340 Peachtree Road Northeast
Suite 2000
Atlanta, Georgia  30326

         Re: That certain Office Lease (the "LEASE"), dated June 19, 1998, between W9/WLA Real Estate Limited Partnership, a Delaware limited partnership ("LANDLORD"), and Edutrek International, Inc., a Delaware corporation ("TENANT"), for certain space (the "PREMISES") located in the building located at 12655 West Jefferson Boulevard, Los Angeles, California (the "BUILDING").

Ladies and Gentlemen:

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows.

         1. DEFINED TERMS. Except as explicitly set forth in this First
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Amendment to Office Lease (this "FIRST AMENDMENT"), each initially capitalized term when used herein shall have the same respective meaning as is set forth in the Lease.

         2. BUILD-OUT; RIGHTS OF OCCUPANCY. In accordance with Section 4.4 of
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the Tenant Work Letter attached to the Lease as Exhibit B (the "TENANT WORK
LETTER"), the Premises will be constructed in three phases with the scheduled completion dates being October 15, 1998 for Phase I, January 1, 1999 for Phase II and July 15, 1999 for Phase III, with the space that is the subject of each such Phase being more particularly described on Exhibit A attached hereto. Notwithstanding anything contained in the Lease to the contrary, the parties acknowledge and agree that, except as set forth in this First Amendment, Tenant shall have no right to occupy the Phase I space prior to October 15, 1998, the Phase II space prior to January 1, 1999 or the Phase III space prior to June 1, 1999, and, except as set forth in this First Amendment, Landlord shall have sole possession and control over the space that is the subject of each applicable Phase until the schedule completion date for such Phase, such rights of possession and control during such period to include the unrestricted right of Landlord to lease such space to such third parties under such terms and conditions as Landlord may desire in its sole discretion, subject only to Landlord's agreeing (i) to make the space available, subject to the terms of the Tenant Work Letter, for buildout in accordance with a detailed construction schedule to be prepared by Tenant that is designed to result in the Tenant Improvements contemplated for each Phase being completed no later than the completion date scheduled for such Phase, and (ii) except as otherwise set forth in this First Amendment, to deliver to Tenant exclusive possession and control of the Phase I space on October 15, 1998, the Phase II space on January 1, 1999 and the Phase III space on June 1, 1999, in each event subject to the terms of the Lease. Notwithstanding anything in this Section 2 to the contrary (including Landlord's right to exclusive possession and control as set forth above), Tenant hereby acknowledges and agrees that all of the terms and conditions of the Lease shall remain in full force and effect and shall be applicable in connection with Tenant's completion of improvements in the Premises. Furthermore, Landlord and Tenant hereby acknowledge and agree that nothing in this Section 2 shall in any way delay or otherwise modify the Lease Commencement Date, as set forth in
Section 7.2 of the Lease Summary. In addition to any other indemnity set forth in the Lease, Tenant agrees to indemnify, protect, defend and hold Landlord harmless from and against any acts or omissions of Tenants or its contractors, subcontractors, agents or representatives with respect to the construction activities undertaken under the Tenant Work Letter.

         3. EARLY OCCUPANCY RIGHT.
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            3.1 IN GENERAL. Landlord and Tenant hereby acknowledge and
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agree that the Lease Commencement Date shall occur as set forth in Section 7.2 of the Summary; provided, however, that notwithstanding the terms of Section 2, above, subject to the terms of this Section 3, effective as of the date hereof
(a) the terms of Section 7.2(iii) of the Summary shall not apply with respect to the portion of the initial Premises located on the first (1st) floor of the Building (the "FIRST FLOOR SPACE"), and (b) prior to the Lease Commencement Date, Tenant shall have the right to
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occupy the First Floor Space for business operations (and in connection therewith Landlord shall, subject to the terms of the Lease, deliver exclusive possession and control thereof to Tenant), provided that (I) a temporary certificate of occupancy, or its equivalent, shall have been issued by the appropriate governmental agencies with respect to the First Floor Space, and
(II) all of the terms and conditions of the Lease shall apply, except Tenant's obligation to pay Base Rent and Direct Expenses and except Landlord's obligation to provide janitorial services to the First Floor Space (which shall be the express responsibility of Tenant), as though the Lease Commencement Date had occurred with respect to the First Floor Space (although the Lease Commencement Date for the First Floor Space shall not actually occur until the occurrence of the same with respect to the entire Premises, as set forth in Section 7.2 of the Summary).

            3.2. HVAC FOR FIRST FLOOR SPACE. Landlord supply HVAC to the First
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Floor Space during the "Early Occupancy Term," as that term is defined below, provided that on or before the first day of each calendar month during the Early Occupancy Term, Tenant shall pay to Landlord, as Additional Rent, an amount (the "HVAC RENT") equal to One Thousand Three Hundred Thirty-Two and No/100 Dollars ($1,332.00), provided that Tenant shall pay to Landlord an amount equal to One Thousand One Hundred Fifty-Four and 40/100 Dollars ($1,154.40) as HVAC Rent for the month of September, 1998. HVAC Rent shall be payable in the same manner and subject to the same method of proration and other conditions as are applicable to Base Rent pursuant to the terms of the Lease. For purposes of this First Amendment, the "EARLY OCCUPANCY TERM" shall mean the period commencing as of the date hereof and continuing through and including the date immediately preceding the Lease Commencement Date.

         4. OPERATING EXPENSES Landlord and Tenant hereby acknowledge and agree
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that the terms of Section 4.2.5(F) of the Lease is hereby deleted in its entirety.

         5. CONFLICT. In the event of a conflict between the terms and
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conditions of this First Amendment and the terms and conditions of the Lease, the terms and conditions of this First Amendment shall control.

         6. NO FURTHER MODIFICATION. Except as set forth in this First
            -----------------------
Amendment, all of the terms and provisions of the Lease shall be and remain unmodified and in full force and effect.

         7. BINDING EFFECT. The provisions of this First Amendment shall be
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binding upon and inure to the benefit of the heirs, representatives, successors and permitted assigns of the parties hereto.
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         IN WITNESS WHEREOF, Landlord and Tenant have caused this First
Amendment to be executed on the day and date first above written.

                                  "Landlord":
                                  W9/WLA REAL ESTATE LIMITED
                                  PARTNERSHIP,
                                  a Delaware limited partnership
                                  By: Legacy Partners Commercial, Inc., a Texas
                                      corporation, as Manager and Agent for
                                      Landlord
                                  By:
                                         Name:   D. Allen Palmer
                                         Its:   Senior Vice President


The Foregoing Is Accepted And
Agreed To:
"Tenant":
EDUTREK INTERNATIONAL, INC.,
a Georgia corporation
By:
Its:
By:
Its:

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                                  EXHIBIT A

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